UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   August 20, 2019

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

11770 W. President Dr., Ste. F, Boise, Idaho 83713

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	THMG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.07Submission of Matters to a Vote of Security Holders

On August 20, 2019, the Company’s shareholders approved three proposals at their Annual Meeting.

Of the 57,633,879 shares of the Company’s Common Stock outstanding, as of the record date of May 17, 2019, 40,133,704 shares were represented at the Annual Meeting. The Company's shareholders voted on three proposals listed below, that were described in detail in the Company's definitive proxy statement for the Annual Meeting.

Proposal 1: The shareholders elected each of the eight director nominees set forth below, to serve a one-year term, expiring at the next Annual Meeting of Shareholders.  The voting results were as follows:

Name of Candidate	For	Withheld/Against	Broker Non-Votes
Eric T. Jones	32,994,985	766,210	6,372,509
E. James Collord	32,983,785	777,410	6,372,509
Joseph H. Baird	32,984,985	776,210	6,372,509
Ralph Noyes	32,999,285	761,910	6,372,509
Douglas J. Glaspey	31,849,985	1,911,210	6,372,509
James A. Sabala	31,877,085	1,884,110	6,372,509
Larry D. Kornze	31,874,285	1,886,910	6,372,509
Paul Beckman	32,102,085	659,110	6,372,509

Proposal 2: The shareholders also ratified and reapproved the Stock Option Plan, as summarized below:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
31,491,796	293,825	1,975,574	6,372,509

Proposal 3:  The shareholders ratified and reapproved the appointment of DeCoria, Maichel & Teague P.S. as independent auditors, indicated below:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
40,061,664	59,940	12,100	-0-

No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

                      (Registrant)

 By: /s/ ERIC T. JONES

 -------------------------------------------------

Eric T. Jones

President and Chief Executive Officer

Date:  August 23, 2019